Morgan Stanley U.S. Government Money Market Trust
LETTER TO THE SHAREHOLDERS - JULY 31, 2002

Dear Shareholder:

As of July 31, 2002, Morgan Stanley U.S. Government Money Market Trust had net assets in excess of $1.25 billion, up approximately 10 percent from a year earlier. The average maturity of the Fund's portfolio was 68 days. For the six-month period ended July 31, 2002, the Fund produced a total return of 0.58 percent. For the seven-day period ended July 31, 2002, the Fund provided an effective yield of 1.13 percent and a current yield of 1.13 percent. Its 30-day moving average yield for July was also 1.13 percent. Please note, the yield quotation reflects the current earnings of the Fund more closely than the total return quotation.

Market Overview

After cascading throughout 2001 to a 40-year low, short-term interest rates plateaued during the first half of 2002. The Federal Open Market Committee, having lowered its target rate for federal funds to 1.75 percent on December 11, 2001, has maintained that rate thus far in 2002.

While the U.S. economy displayed signs of a moderate recovery in the second quarter, several economic indicators suggest that the recovery is being threatened by a slowdown. For example, non-farm payrolls grew by only 6,000 in July 2002, down from 36,000 in June. Further, although the Institute for Supply Management's Purchasing Manager Index recorded its sixth consecutive reading above 50 (a score above 50 forecasts an expansionary economy, while a score below 50 may indicate a sluggish economy), the index fell to 50.5 for July, from
56.2 for June. Economic growth also declined in the second quarter, falling to a
1.1 percent annual growth rate from 5 percent in the first quarter.

Portfolio Composition and Structure

On July 31, 2002, approximately 97 percent of the Fund's portfolio consisted of federal agency obligations, with the remaining 3 percent invested in repurchase agreements. At the end of the period under review, approximately 72 percent of the Fund's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for relative stability of value with a high degree of liquidity. As always, we seek to operate the Fund in a conservative manner, avoiding the use of derivatives or structured notes that might fluctuate excessively with changing interest rates.

Looking Ahead

Although the pace of economic activity has been mixed and some further weakness is possible, we remain optimistic that the U.S. economy will regain its footing and that overall investor

Morgan Stanley U.S. Government Money Market Trust
LETTER TO THE SHAREHOLDERS - JULY 31, 2002 continued

confidence will increase by some time in 2003. At that time, we anticipate a moderate degree of upward pressure on short-term interest rates.

We appreciate your ongoing support of Morgan Stanley U.S. Government Money Market Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley U.S. Government Money Market Trust

PORTFOLIO OF INVESTMENTS - JULY 31, 2002 (UNAUDITED)

                                                                          ANNUALIZED
PRINCIPAL                           DESCRIPTION                              YIELD
AMOUNT IN                               AND                               ON DATE OF
THOUSANDS                          MATURITY DATE                           PURCHASE         VALUE
------------------------------------------------------------------------------------------------------
            U.S. Government Agencies (97.6%)
$ 10,000    Federal Farm Credit Banks
              02/06/03..................................................     1.82%      $    9,905,500
 849,778    Federal Home Loan Banks
              08/01/02 - 01/17/03.......................................  1.69 - 2.07      847,227,016
 120,000    Federal Home Loan Mortgage Corp.
              08/15/02 - 03/14/03.......................................  1.79 - 1.96      119,441,261
 220,243    Federal National Mortgage Assoc.
              08/05/02 - 01/23/03.......................................  1.75 - 2.30      219,477,134
  30,000    Student Loan Marketing Assoc.
              02/04/03..................................................     1.77           29,727,292
                                                                                        --------------
            Total U.S. Government Agencies (Cost $1,225,778,203).....................    1,225,778,203
                                                                                        --------------
            Repurchase Agreements (3.3%)
  40,000    Deutsche Bank Securities Inc. due 08/01/02
              (dated 07/31/02; proceeds $40,002,056) (a)................     1.85           40,000,000
   1,170    The Bank of New York due 08/01/02
              (dated 07/31/02; proceeds $1,170,155) (b).................    1.563            1,170,104
                                                                                        --------------
            Total Repurchase Agreements (Cost $41,170,104)...........................       41,170,104
                                                                                        --------------
            Total Investments (Cost $1,266,948,307) (c).................    100.9%       1,266,948,307
            Liabilities in Excess of Other Assets.......................     (0.9)         (10,985,123)
                                                                            -----       --------------
            Net Assets..................................................    100.0%      $1,255,963,184
                                                                            =====       ==============

---------------------

    (a) Collateralized by $35,192,000 FMAC 7.00% due 03/15/10 valued at $40,800,725.
    (b)  Collateralized by $1,188,511 U.S. Treasury Bond 6.25% due
         05/15/30 valued at $1,341,677.
    (c)  Cost is the same for federal income tax purposes.

                       See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
July 31, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $1,266,948,307).....................................  $1,266,948,307
Cash........................................................          90,001
Prepaid expenses and other assets...........................          11,717
                                                              --------------
    Total Assets............................................   1,267,050,025
                                                              --------------
Liabilities:
Payable for:
    Shares of beneficial interest redeemed..................      10,222,413
    Investment management fee...............................         445,704
    Distribution fee........................................         112,828
Accrued expenses and other payables.........................         305,896
                                                              --------------
    Total Liabilities.......................................      11,086,841
                                                              --------------
    Net Assets..............................................  $1,255,963,184
                                                              ==============
Composition of Net Assets:
Paid-in-capital.............................................  $1,255,961,956
Accumulated undistributed net investment income.............           1,228
                                                              --------------
    Net Assets..............................................  $1,255,963,184
                                                              ==============
    Net Asset Value Per Share,
      1,255,961,956 shares outstanding (unlimited shares
     authorized of $.01 par value)..........................           $1.00
                                                                       =====

                       See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended July 31, 2002 (unaudited)

Net Investment Income:
Interest Income.............................................  $11,996,851
                                                              -----------
Expenses
Investment management fee...................................    2,720,581
Transfer agent fees and expenses............................    1,411,800
Distribution fee............................................      645,369
Shareholder reports and notices.............................       94,301
Professional fees...........................................       24,254
Custodian fees..............................................       19,548
Trustees' fees and expenses.................................        9,198
Other.......................................................       13,959
                                                              -----------
    Total Expenses..........................................    4,939,010
Less: amounts waived/reimbursed.............................     (183,192)
                                                              -----------
    Net Expenses............................................    4,755,818
                                                              -----------
Net Investment Income.......................................  $ 7,241,033
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX      FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              JULY 31, 2002    JANUARY 31, 2002
                                                              --------------    --------------
                                                               (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $    7,241,033    $   37,170,768

Dividends to shareholders from net investment income........      (7,241,255)      (37,172,529)

Net increase (decrease) from transactions in shares of
  beneficial interest.......................................        (545,798)       13,790,779
                                                              --------------    --------------
    Net Increase (Decrease).................................        (546,020)       13,789,018
Net Assets:
Beginning of period.........................................   1,256,509,204     1,242,720,186
                                                              --------------    --------------
End of Period
(Including accumulated undistributed net investment income
of $1,228 and $1,450, respectively).........................  $1,255,963,184    $1,256,509,204
                                                              ==============    ==============

                       See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley U.S. Government Money Market Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are security of principal, high current income and liquidity. The Fund was organized as a Massachusetts business trust on November 18, 1981 and commenced operations on February 17, 1982.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums are amortized and discounts are accreted over the life of the respective securities.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions as of the close of each business day.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion

Morgan Stanley U.S. Government Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2002 (UNAUDITED) continued

but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

For the six months ended July 31, 2002 and through December 31, 2002, the Investment Manager agreed to waive its fee and reimburse expenses to the extent they exceed 0.75% of the daily net assets of the Fund.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. For the six months ended July 31, 2002, the distribution fee was accrued at the annual rate of 0.08%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended July 31, 2002 aggregated $33,769,256,156 and $33,785,375,441, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2002, the Trust had transfer agent fees and expenses payable of approximately $97,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended July 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,587. At July 31, 2002, the Fund had an accrued pension liability of $57,426 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley U.S. Government Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2002 (UNAUDITED) continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              JULY 31, 2002    JANUARY 31, 2002
                                                              --------------   ----------------
                                                               (unaudited)
Shares sold.................................................   1,501,406,588     3,006,055,311
Shares issued in reinvestment of dividends..................       7,217,608        37,036,148
                                                              --------------    --------------
                                                               1,508,624,196     3,043,091,459
Shares redeemed.............................................  (1,509,169,994)   (3,029,300,680)
                                                              --------------    --------------
Net increase (decrease).....................................        (545,798)       13,790,779
                                                              ==============    ==============

Morgan Stanley U.S. Government Money Market Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                     FOR THE SIX                   FOR THE YEAR ENDED JANUARY 31,
                                                    MONTHS ENDED         --------------------------------------------------
                                                    JULY 31, 2002         2002         2001      2000      1999      1998
                                                    -------------        -------      -------   -------   -------   -------
                                                     (unaudited)
Selected Per Share Data:

Net asset value, beginning of period..............      $ 1.00            $ 1.00       $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                        ------            ------       ------    ------    ------    ------

Net investment income.............................       0.007             0.032        0.056     0.044     0.045     0.046

Less dividends from net investment income.........      (0.007)           (0.032)      (0.056)   (0.044)   (0.045)   (0.046)
                                                        ------            ------       ------    ------    ------    ------

Net asset value, end of period....................      $ 1.00            $ 1.00       $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                                        ======            ======       ======    ======    ======    ======

Total Return......................................        0.58%(1)          3.25%        5.80%     4.48%     4.63%     4.67%

Ratios to Average Net Assets:
Expenses..........................................        0.75%(2)(3)       0.74%(3)     0.78%     0.84%     0.94%     1.02%

Net investment income.............................        1.14%(2)(3)       3.14%(3)     5.61%     4.34%     4.50%     4.53%

Supplemental Data:
Net assets, end of period, in millions............      $1,256            $1,257       $1,243    $1,081    $1,017      $891

---------------------

    (1)  Not annualized.
    (2)  Annualized.
    (3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.78% and 1.11%, respectively, for the six months ended July 31, 2002 and 0.81% and 3.07%, respectively, for the year ended January 31, 2002.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors, Inc.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
U.S. GOVERNMENT
MONEY MARKET TRUST


Semiannual Report
July 31, 2002

37960RPT-7882H02-AP-8/02